UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 8, 2009
REGENT COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-29079	31-1492857

(Commission File Number)	(IRS Employer Identification No.)
2000 Fifth Third Center, 511 Walnut Street, Cincinnati, Ohio   45202

(Address of Principal Executive Offices)      (Zip Code)
(513) 651-1190

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Concerning Forward-Looking Statements
     This Form 8-K includes certain forward-looking statements with respect to Regent Communications, Inc. and its subsidiaries (the “Company”) and its business that involve risks and uncertainties. These statements are influenced by the Company’s financial position, business strategy, budgets, projected costs and the plans and objectives of management for future operations. The Company uses words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “project” and other similar expressions. Although the Company believes its expectations reflected in these forward-looking statements are based on reasonable assumptions, the Company cannot assure you that its expectations will prove correct. Actual results and developments may differ materially from those conveyed in the forward-looking statements. For these statements, the Company claims the protections for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.
     Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements made in this Form 8-K include: changes in general economic, business and market conditions, as well as changes in such conditions that may affect the radio broadcast industry or the markets in which the Company operates, and nationally, including, in particular: increased competition for attractive radio properties and advertising dollars; increased competition from emerging technologies; fluctuations in the cost of operating radio properties; the Company’s ability to manage growth; the Company’s ability to effectively integrate its acquisitions; potential costs relating to stockholder demands; changes in the regulatory climate affecting radio broadcast companies; cancellations, disruptions or postponements of advertising schedules in response to national or world events; and the Company’s ability to regain and maintain compliance with the terms of its Credit Agreement (as defined below) or to refinance or restructure such obligations. Further information on other factors that could affect the Company’s financial results is included in the Company’s other filings with the Securities and Exchange Commission (SEC). These documents are available free of charge at the Commission’s website at http://www.sec.gov and/or from the Company. The forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K. If the Company does update one or more forward-looking statements, you should not conclude that the Company will make additional updates with respect to those or any other forward-looking statements.
Section 2 Financial Information

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
     On May 8, 2009, the Company received a letter of even date (the “BofA Letter”) from Bank of America, N.A. (“BofA”), as the administrative agent for the other lenders and secured parties under the Company’s Credit Agreement dated as of November 21, 2006, as amended (the “Credit Agreement”). All capitalized terms not defined herein are defined according to the Credit Agreement.
     As previously reported on the Company’s Current Report on Form 8-K filed April 6, 2009, the Company was notified by BofA on April 1, 2009 (the “April 1st Notice”) that BofA considers the Company’s delivery of audited financial statements for the fiscal year ended December 31, 2008 which contained a going concern limitation in the auditors’ report to be a “Specified Default” under the Credit Agreement.

Because the Specified Default continued unremedied for thirty days after the April 1st Notice, the BofA Letter asserts the existence of an Event of Default under the Credit Agreement for the Borrowers’ failure to comply with the terms contained in Section 7.1(a) of the Credit Agreement for the fiscal year ended December 31, 2008.
     Because the Company has not remedied the Event of Default, BofA informed the Company that, in accordance with the terms of the Credit Agreement, it has elected to impose the default rate of interest under the Credit Agreement. From and after May 8, 2009 for so long as any one or more Events of Default shall be continuing (a) the entire unpaid principal amount of all of the Loans shall bear interest at a rate per annum equal to the rate otherwise applicable thereto plus the additional two percent (2%) default rate, and (b) all other overdue amounts shall bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin for Revolving Loans that are Base Rate Loans plus the additional two percent (2%) default rate, in each case, as more particularly described in the Credit Agreement. The BofA Letter further informed the Company that (a) unless and until the Specified Default is remedied in accordance with the terms of the Credit Agreement, the lenders will make no additional Credit Extensions pursuant to the terms of the Credit Agreement and (b) the lenders have not waived the Specified Default or the conditions to making additional Credit Extensions. On behalf of the lenders and secured parties, BofA specifically reserved all of the continuing rights and remedies of the secured parties under the Credit Agreement and related Loan Documents and with respect to the Collateral and under applicable law as a result of the occurrence and continuation of any Event of Default.
     A copy of the BofA Letter is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference. The foregoing summary and description of the BofA Letter is qualified by reference to the full text of Exhibit 99.1.
     Also as previously disclosed, the Company is currently in negotiations with BofA and the other parties to the Credit Agreement to amend certain of the financial ratios and other covenants contained in the Credit Agreement in order to regain compliance. The Company cannot guarantee that it will be able to negotiate an amendment to the Credit Agreement. If the Company is unable to negotiate such an amendment, the lenders and secured parties to the Credit Agreement could accelerate the full amount of the outstanding debt to currently payable and proceed against available collateral pledged pursuant to the terms of the Credit Agreement and related Loan Documents. If the Company is able to negotiate an amendment to the Credit Agreement, such an amendment could contain terms unfavorable to the Company and could result in the imposition of additional finance fees and higher interest charges. Such charges could have a material effect on the Company’s future cash flows, results of operations or financial condition.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit	Description

99.1	Letter from Bank of America, N.A. dated May 8, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Regent Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2009	REGENT COMMUNICATIONS, INC.
	By:	/s/ ANTHONY A. VASCONCELLOS
Anthony A. Vasconcellos, Executive Vice President and
Chief Financial Officer

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